EXHIBIT 10.2(AA)

                                THIRD AMENDMENT
                                      TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 1999 (this "Amendment"), is by and among CITATION CORPORATION, a Delaware corporation ("Citation" or the "Company"), CITATION AUTOMOTIVE SALES CORP., a Michigan corporation, MANSFIELD FOUNDRY CORPORATION, an Ohio corporation formerly known as MFC Acquisition Corporation, IROQUOIS FOUNDRY CORPORATION, a Wisconsin corporation formerly known as Iroquois Acquisition Corporation, OBERDORFER INDUSTRIES CORP., a New York corporation formerly known as OBI Acquisition Corp., BERLIN FOUNDRY CORPORATION, a Wisconsin corporation, CASTWELL PRODUCTS, INC., an Illinois corporation, TEXAS STEEL CORPORATION, a Texas corporation formerly known as TSC Acquisition Corporation, HI-TECH, INC., an Indiana corporation formerly known as HTC Acquisition Corporation, SOUTHERN ALUMINUM CASTINGS COMPANY, an Alabama corporation, BOHN ALUMINUM, INC., an Indiana corporation formerly known as BAC Acquisition Corporation, TSC TEXAS CORPORATION, a Delaware corporation, TEXAS FOUNDRIES, LTD., a Texas limited partnership, MABRY FOUNDRY COMPANY, LTD., a Texas limited partnership, CITATION CASTINGS, INC., an Alabama corporation, INTERSTATE FORGING INDUSTRIES, INC., a Wisconsin corporation, INTERSTATE SOUTHWEST, LTD., a Texas limited partnership, ISW TEXAS CORPORATION, a Delaware corporation, CAMDEN CASTING CENTER, INC., a Tennessee corporation, DYCAST, INC., a Delaware corporation, CITATION PRECISION, INC., a California corporation, CUSTOM PRODUCTS CORPORATION, a Wisconsin corporation, and CITATION MARION, INC., an Alabama corporation (together with Citation, collectively, the "Borrowers" and, individually, a "Borrower"), the banks and other lenders identified on the signature pages hereof (collectively, the "Banks" and, individually, a "Bank") that execute this Agreement, THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, successor to NBD Bank, a Michigan banking corporation, as administrative and syndication agent (in such capacity, the "Administrative Agent") for the Banks, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association formerly known as SouthTrust Bank of Alabama, National Association, as collateral agent (in such capacity, the "Collateral Agent", and together with the Administrative Agent, collectively, the "Agents" and, individually, an "Agent") for the Banks.

                                 INTRODUCTION
                                 ------------

     The Borrowers, the Banks and the Agents have entered into the Second Amended and Restated Credit Agreement, dated as of August 3, 1998, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of November 3, 1998, and the Second Amendment to Second Amended and Restated Credit Agreement, dated as of November 25, 1998 (as further amended or modified from time to time, the "Credit Agreement"), pursuant to which the Banks provide to the Borrowers a revolving credit facility in the aggregate principal amount of $400,000,000. The Borrowers now desire to amend the Credit Agreement in certain respects, and the undersigned Banks and the Agents are willing to provide for such amendments on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the Borrowers, and the undersigned Banks and the Agents hereby agree as follows:


                  ARTICLE 1.  AMENDMENTS TO CREDIT AGREEMENT
                  ------------------------------------------

     Effective as of the date (the "Amendment Date") all conditions precedent set forth in Article 2 of this Amendment are satisfied, the Credit Agreement hereby is amended as follows:

          1.1  The definition of the term "Adjusted EBITDA" in Section 1.1 is
                                           ---------------
amended and restated in full as follows:

          "Adjusted EBITDA" for any period means EBITDA for such period
           ---------------
     calculated on a pro forma basis assuming (a) that each Consolidated Entity that was acquired by Citation after the first day of such period (and that exists as a Consolidated Entity at the end of such period) was acquired on and as of the first day of such period, and (b) that each Person that was a Consolidated Entity at some time during such period, but is no longer a Consolidated Entity as of the last day of such period, was not a Consolidated Entity at any time during such period.

          1.2 The following sentence is added to the end of the definition of the term "Commitment Fee Rate" in Section 1.1:
          -------------------

     Notwithstanding anything herein to the contrary, if at any time such ratio of Total Debt to Adjusted EBITDA is determined Citation shall not have Indebtedness of at least $100,000,000 in aggregate outstanding principal amount under the Subordinated Notes and such ratio is greater than 3.75 to 1.00, the applicable Commitment Fee Rate shall be 0.50%.

     1.3 The following sentence is added to the end of the definition of the term "Letter of Credit Fee Rate" in Section 1.1:
      -------------------------

     Notwithstanding anything herein to the contrary, if at any time such ratio of Total Debt to Adjusted EBITDA is determined Citation shall not have Indebtedness of at least $100,000,000 in aggregate outstanding principal amount under the Subordinated Notes and such ratio is (a) greater than 3.50 to 1.00 but not greater than 3.75 to 1.00, the applicable Letter of Credit Fee Rate shall be 1.75%, or (b) greater than 3.75 to 1.00, the applicable Letter of Credit Fee Rate shall be 2.00%.

     1.4 The following sentence is added to the end of the definition of the term "Margin" in Section 1.1:

     Notwithstanding anything herein to the contrary, if at any time such ratio of Total Debt to Adjusted EBITDA is determined Citation shall not have Indebtedness of at least $100,000,000 in aggregate outstanding principal amount under the Subordinated Notes and such ratio is (a) greater than 3.50 to 1.00 but not greater than 3.75 to 1.00, the applicable Margin used to determine the Floating Rate shall be 0.75% and the applicable Margin used to determine the Eurodollar Rate shall be 1.75%, or (b) greater than 3.75 to 1.00, the applicable Margin used to determine the Floating Rate shall be 1.00% and the applicable Margin used to determine the Eurodollar Rate shall be 2.00%.

     1.5  Section 5.3(a) is amended and restated in full as follows:

               (a) A ratio of Total Debt as of the end of any fiscal quarter to Adjusted EBITDA for the period of four consecutive fiscal quarters ending with such quarter end of not more than (i) 3.75 to 1.00 from and including the end of Citation's fiscal quarter ending on or about March 31, 1999 to and including the day before the end of Citation's fiscal quarter ending on or about June 30, 1999; (ii) 4.00 to 1.00 from and including the end of Citation's fiscal quarter ending on or about June 30, 1999 to and including the day before the end of Citation's fiscal quarter ending on or about September 30, 1999; (iii) 3.75 to 1.00 from and including the end of Citation's fiscal quarter ending on or about September 30, 1999 to and including the day before the end of Citation's fiscal quarter ending on or about December 31, 1999; and (iv) 3.50 to 1.00 as of the end of Citation's fiscal quarter ending on or about December 31, 1999 and at any time thereafter; provided that as of any fiscal quarter end as of which Citation shall have Indebtedness of at least $100,000,000 in aggregate outstanding principal amount under the Subordinated Notes, such ratio may be maintained at not more than 4.00 to 1.00.

     1.6 Sections 5.2(d) and (e) are amended and restated in full, respectively, as follows:

                    (d) Except as permitted under Section 5.2(b), neither Citation nor any Consolidated Entity will sell, lease, transfer, assign, or otherwise dispose of any of the Collateral.

                    (e) Except as permitted under Section 5.2(b), neither Citation nor any Consolidated Entity will sell, or otherwise dispose of, or for any reason cease operating, any of its divisions, franchises, or lines of business.

                       ARTICLE 2.  CONDITIONS PRECEDENT
                       --------------------------------

As conditions precedent to the effectiveness of the amendments set forth in
     Article 1 of this Amendment, the Administrative Agent shall receive the following documents, and the following matters shall be completed, all in form and substance satisfactory to the Administrative Agent:

2.1 This Amendment duly executed on behalf of the Borrowers, the Required Banks and the Administrative Agent.

2.2 The Borrowers shall have paid to the Administrative Agent a fee for this Amendment, for the pro rata account of the Banks that execute this Amendment, in the amount equal to 0.05% of the aggregate amount of the Commitments of such executing Banks.


                  ARTICLE 3.  REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers hereby, jointly and severally, represents and warrants to the Banks and the Agents that:

3.1 The execution, delivery and performance by such Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of such Borrower's charter or by-laws or partnership agreement, or of any contract or undertaking to which such Borrower is a party or by which such Borrower or its property is or may be bound or affected.

3.2 This Amendment is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor, stockholder or member of such Borrower, is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

3.4 After giving effect to the amendments set forth in Article 1 of this Amendment, all representations and warranties contained in Article IV of the Credit Agreement and in the Security Documents are true and correct on and as of the date of execution hereof as if such representations and warranties were made on and as of such date. No Default or Event of Default exists or has occurred and is continuing on the date of execution hereof (whether before or after the effectiveness of this Amendment).

                           ARTICLE 4.  MISCELLANEOUS
                           -------------------------

4.1 All references to the Credit Agreement in any of the other Loan Documents or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

4.2 The other Loan Documents, any and all certificates or financing statements executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.

4.3 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The headings of the various subdivisions hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

4.4 This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

4.5 The Borrowers, jointly and severally, agree to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Administrative Agent, in connection with the negotiation and preparation of this Amendment and in connection with advising the Administrative Agent as to its rights and responsibilities with respect thereto.

4.6 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

               [The rest of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first-above written.


                              CITATION CORPORATION, CITATION AUTOMOTIVE SALES CORP., MANSFIELD FOUNDRY CORPORATION, IROQUOIS FOUNDRY CORPORATION, OBERDORFER INDUSTRIES CORP., BERLIN FOUNDRY CORPORATION, CASTWELL PRODUCTS, INC., TEXAS STEEL CORPORATION, HI-TECH, INC., SOUTHERN ALUMINUM CASTINGS COMPANY, BOHN ALUMINUM, INC., TSC TEXAS CORPORATION, TEXAS FOUNDRIES, LTD., by Texas Steel Corporation, its General Partner, MABRY FOUNDRY COMPANY, LTD., by Texas Steel Corporation, its General Partner, CITATION CASTINGS, INC., INTERSTATE FORGING INDUSTRIES, INC., INTERSTATE SOUTHWEST, LTD., by Texas Steel Corporation, its General Partner, ISW TEXAS CORPORATION, CAMDEN CASTING CENTER, INC., DYCAST, INC., CITATION PRECISION, INC., CUSTOM PRODUCTS CORPORATION and CITATION MARION, INC.

                              By  /s/ THOMAS W. BURLESON
                                  ---------------------------------------------
                              Thomas W. Burleson, signing on behalf of each of them as Vice President of each of them


                              THE FIRST NATIONAL BANK OF CHICAGO, as a Bank and as the Administrative Agent

                              By  /s/ DAVID T. McNEELA
                                  ---------------------------------------------
                              Its  Vice President

SOUTHTRUST BANK, NATIONAL
ASSOCIATION, as a Bank and as the
Collateral Agent

By  /s/ ANTHONY RITCHIO
    ---------------------------------------
Its Assistant Vice President


AMSOUTH BANK

By  /s/ HARRY M. WAUGH, III
    ---------------------------------------
Its Vice President


FIRST UNION NATIONAL BANK

By  /s/ MARK B. FELKER
    ---------------------------------------
Its Senior Vice President


CREDIT LYONNAIS ATLANTA AGENCY

By  /s/ DAVID M. CAWRSE
    ---------------------------------------
Its First Vice President & Manager


BRANCH BANKING & TRUST COMPANY

By  /s/ THATCHER L. TOWNSEND, III
    ---------------------------------------
Its Senior Vice President


SUNTRUST BANK, ATLANTA


By  /s/ JOHN FRAZER
    _______________________________________
Its Vice President
and

By  /s/ BRIAN K. PETERS
    ---------------------------------------
Its  First Vice President

CIBC INC.

By  /s/ CYD PETRE
    --------------------------------------
Its Executive Director


SCOTIABANC INC.

By /s/ W.J. BROWN
   ----------------------------------------
Its Managing Director


NATIONAL CITY BANK OF KENTUCKY

By_________________________________________
Its________________________________________


MELLON BANK, N.A.

By  /s/ ROBERT J. REICHENBACH
    ---------------------------------------
Its Assistant Vice President


MICHIGAN NATIONAL BANK

By  /s/ ERIC HAEGE
    ---------------------------------------
Its Commercial Relationship Manager


COMERICA BANK

By  /s/ KRISTINE L. ANDERSEN
  -----------------------------------------
Its  Assistant Vice President

NATIONSBANK, N.A.

By  /s/ David B. Jackson
    ----------------------------------------
Its Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By_________________________________________
Its________________________________________

BANK OF TOKYO-MITSUBISHI, LTD.

By_________________________________________
Its________________________________________


DEPOSIT GUARANTY NATIONAL BANK

By_________________________________________
Its________________________________________



THE SUMITOMO BANK, LIMITED

By_________________________________________
Its________________________________________


COMPASS BANK

By  /s/ BENTLEY UTT
    ---------------------------------------
    Its  Vice President